                                                                   Exhibit 10.31

                               WARRANT AGREEMENT

     This WARRANT AGREEMENT (this "Agreement") is made as of November 30, 2000, by and among Wattage Monitor Inc., a Nevada corporation (the "Company") and the Lenders listed on Schedule I attached hereto (each a "Lender" collectively, the "Lenders").

                              W I T N E S S E T H

     WHEREAS, the Company and the Lenders are parties to that certain Loan Agreement dated as of the date hereof (the "Loan Agreement");

     WHEREAS, to induce the Lenders to enter into the Loan Agreement, the Company has agreed to issue to the Lenders the warrants (the "Warrants") issuable hereunder; and

     WHEREAS, the Company has authorized the issuance, upon the terms hereof, of the Warrants to purchase fully paid and nonassessable shares of common stock of the Company, par value $.01 per share (the "Common Stock").

     NOW, THEREFORE, in consideration of the foregoing premises the parties hereto agree as follows:

     1.   Definitions.
          -----------

          (a) As used in this Agreement, the following terms have the following meanings:

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

          "Exercise Period" has the meaning assigned to it in Section 4 hereof.
           ---------------

          "Exercise Price" has the meaning assigned to it in Section 6 hereof.
           --------------

          "Expiration Date" means November 30, 2003.
           ---------------

          "Funding Warrants" means the warrants issued to the Lenders by the
           ----------------
Company upon each Funding Date.

          "Loan Agreement Warrants" means the warrants issued to the Lenders by
           -----------------------
the Company upon the execution of Loan Agreement.

          "Material Adverse Effect" means any matter, circumstance, item or
           -----------------------
state of events which has or is reasonably likely to have a material adverse effect on the business or financial condition of the Company.

          "Person" means any individual, corporation, general or limited
           ------
partnership, limited liability company, joint venture, estate, trust or other entity.

          (b) Unless otherwise specified herein, all capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

     2.   Issuance of Warrants.
          --------------------

          (a) Upon the execution of the Loan Agreement and subject to the terms and conditions of this Agreement, the Company shall issue and deliver to each Lender a warrant certificate (the "Warrant Certificate") representing the Loan Agreement Warrants substantially in the form attached hereto as Exhibit A. Each
                                                                ---------
Lender shall be entitled to purchase the number of shares of the Company's Common Stock that has an aggregate value equal to five percent (5%) of the Lender's Lender Commitment.

          (b) Upon any Funding Date, the Company shall issue and deliver to each Lender a Warrant Certificate representing the Funding Warrants substantially in the form attached hereto as Exhibit A. Each Lender shall be
                                             ---------
entitled to purchase the number of shares of the Company's Common Stock that has an aggregate value equal to fifteen percent (15%) of the pro rata portion of the Lender's Lender Loan Amount made to the Borrower.

          As used herein "pro rata portion" shall mean the Lender's Lender Loan Amount at each Funding Date.

     3.   Representations, Warranties and Covenants. The Company hereby
          -----------------------------------------
represents, warrants and covenants to the Lenders as follows:

          (a)  Organization and Corporate Power. The Company is a corporation
               --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry out its business and to enter into this Agreement and to issue the Warrants and the Warrant Shares issuable hereunder.

          (b)  Authorization; Binding Effect. All corporate proceedings required
               -----------------------------
to be taken by the Company, its Board of Directors and its shareholders to authorize the execution, delivery and performance of this Agreement and the issuance of the Warrants and the Warrant Shares have been duly taken. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The issuance of the Warrants and Warrant Shares hereunder constitutes a legally valid and binding obligation of the Company.

          (c)  No Violation. None of the execution, delivery or performance of
               ------------
this Agreement by the Company or the issuance of the Warrants or the Warrant Shares by the Company will: (i) violate any provision of the charter documents or bylaws of the Company; (ii) conflict with any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority applicable to the Company; (iii) require the Company to provide any notice to, or obtain any waiver by, or consent, authorization, permit or approval of, or make any filing or registration with, any creditor of the Company, any court or governmental agency, or any other Person; or (iv) conflict with, result in a breach of any provision of, constitute a default under, result in a modification, amendment or cancellation of, or give rise to any right of termination or acceleration in respect of any Instrument to which the Company is a party or by which any property or asset of the Company is bound or affected.

          (d)  Warrant Shares. The Warrants are duly authorized, and the Warrant
               --------------
Shares, when issued and transferred upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, free and clear of all liens, pledges, taxes, claims, charges, encumbrances, rights of first refusal, preemptive or other similar rights. Upon exercise of the Warrants in accordance with the provisions set forth herein, the holders of the Warrant Shares shall be entitled to all rights accorded to a holder of shares of Common Stock.

          (e)  Ordinary Course.  Prior to the earlier of (i) the exercise of the
               ---------------
Warrants or (ii) the Expiration Date, the Company will conduct its business in accordance with its business plan, as updated from time to time.

          (f)  Use of Proceeds. The Company shall use the proceeds from the sale
               ---------------
of each of the Loan Agreement Warrants and Funding Warrants for working capital, expansion of its business and general corporate purposes.

     4.   Exercise Period.  The Warrants may be exercised in whole or in part,
          ---------------
at any time and from time to time, from and after the date of issuance and up to and including November 30, 2003 (the "Exercise Period"). If not exercised during the Exercise Period this Agreement and all rights granted under the Warrants shall expire and lapse.

     5.   Warrant Shares.  Each Warrant represents the right to purchase one (1)
          --------------
share of Common Stock of the Company, subject to adjustment as hereinafter provided (each such share of Common Stock, a "Warrant Share" and all shares of Common Stock issuable upon exercise of the Warrants, the "Warrant Shares"). The aggregate number of Warrant Shares issuable hereunder (the "Aggregate Warrant Shares") shall equal 1,302,941 shares of Common Stock.

     6.   Exercise Price.
          --------------

          (a)  Exercise Price.  The exercise price at which the Common Stock is
               --------------
issuable upon exercise of the Warrant shall be $0.272 per share.

          (b)  Payment of Exercise Price. The Exercise Price shall be payable by
               -------------------------
each Lender in cash, by wire transfer in immediately available funds, to an account or accounts previously designated in writing by the Company.

     7.   Form of Warrant Certificate; Tender; Issuance of Share Certificates.
          -------------------------------------------------------------------

          (a) The Warrant Certificates shall be issued by the Company to the Lenders in accordance with Section 2 hereof. One or more authorized officers shall execute each Warrant Certificate on behalf of the Company.

          (b) The Warrants may be exercised, in whole or in part, by delivery of: (i) the Exercise Price for the number of Warrant Shares in respect to which such Warrants are exercisable; (ii) a duly executed Warrant Exercise Form, a form of which is attached to the form of Warrant Certificate, properly executed by such Lender, or assigns; and (iii) surrender of the applicable Warrant Certificate(s). The number of Warrant Shares so purchased shall be designated on the Warrant Exercise Form and shall be deemed to be issued to such Lender, or assigns, as of the close of business on the date on which the Warrant Certificate(s) shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the Company either in person or as set forth in Section 9 hereof.

          (c) Certificates for the Warrant Shares so purchased upon exercise of the Warrants, representing the aggregate number of shares of Common Stock specified in the Warrant Exercise Form, shall be delivered to the Lenders within a reasonable time, not exceeding ten (10) Business Days, after the Warrants shall have been so exercised. The certificates so delivered shall be in such denominations, and shall be registered in the names as shall be designated on the Warrant Exercise Form.

     8.   Legends.  The Company shall endorse the share certificate evidencing
          -------
the Warrant Shares issued hereunder with the following legend:

          THIS WARRANT AND SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

          THE TRANSFER OF THIS WARRANT AND THE UNITS OR SHARES
          ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED
          HEREIN.

     9.   Notices.   All notices, requests and demands to or upon the respective
          -------
parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made: (i) when delivered by hand; (ii) three (3) days after being deposited in the mail, certified mail and postage prepaid; (iii) one (1) Business Day following timely delivery to a nationally recognized overnight courier service; or (iv) in the case of facsimile notice, when sent and electronically confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties:

          Borrower:      Wattage Monitor, Inc.
                         1100 Kietzke Lane
                         Reno, Nevada 89502
                         Attention: Gerald R. Alderson, President
                         Telephone:  (775) 327-6000

                         with a copy (not to constitute notice) to:

                         Willie E. Dennis, Esq.
                         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         590 Madison Avenue
                         New York, New York 10022
                         Telephone:  (212) 872-1000

          The Lenders:   See Schedule I

     10.  Effect of Headings.  The section headings herein are for convenience
          ------------------
only and shall not affect the construction hereof.

     11.  No Rights as Stockholder.  This Agreement, and the Warrants issuable
          ------------------------
hereunder, shall not entitle the Lenders to any rights as stockholders of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or, except as provided herein, to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent exercised into shares of Common Stock in accordance with the terms hereof.

     12.  Successors and Assigns.  This Agreement, and the Warrants issuable
          ----------------------
hereunder, shall be binding upon and inure to the benefit of the Lenders and each of its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not Transfer this Agreement, the Warrants or Warrant Shares issuable hereunder, or any rights or obligations hereunder or thereunder, without the prior written consent of the Lenders. The Lenders may Transfer this Agreement and the Warrants and Warrant Shares issuable hereunder to an Affiliate (other than a direct competitor of the Company). The Lenders may not transfer this Agreement and the Warrants and Warrant Shares issuable hereunder to any other Person without the prior written consent of the Company.

     13.  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement and the Warrants shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York and all related appellate courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby submits itself and its property to the non-exclusive jurisdiction of the foregoing courts with respect to such disputes.

     14.  Indemnification by the Company.  In addition to all other sums due
          ------------------------------
hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless the Lenders and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including reasonable fees and disbursements of counsel) or other liabilities ("Liabilities") resulting from any breach of any covenant, agreement, representation or warranty of the Company in this Agreement or the Warrants or from any legal, administrative or other actions brought by any Person, or any proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of the Lenders entering into this Agreement or the Warrants; provided, however, that the Company shall not be liable hereunder: (i) for any
--------  -------
amount paid in settlement of claims without its consent (which consent shall not be unreasonably withheld) or (ii) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the gross negligence or willful misconduct of the Lenders; provided, further, that, if and to the extent
                                   --------  -------
that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability that shall be permissible under applicable laws. In connection with the obligations of the Company to indemnify for Liabilities as set forth above, the Company further agrees to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party.

     15.  Remedies.  In the event of a breach by the Company of any of its
          --------
obligations under this Agreement or the Warrants, the Lender, in addition to being entitled to exercise all rights granted by law and under this Agreement and the Warrants, including recovery of damages, will be entitled to specific performance of its rights under this Agreement and the Warrants. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement or the Warrants issuable hereunder and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     16.  Mutilated or Missing Warrant Certificates.  In case any of the Warrant
          -----------------------------------------
Certificates shall be mutilated, lost, stolen or destroyed, the Company, upon request of the Lenders, shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate that was lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

     17.  Counterparts.  This Agreement may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one of the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                        COMPANY:

                                        WATTAGE MONITOR INC.


                                        By: /s/ Gerald R. Alderson
                                           -----------------------
                                           Gerald R. Alderson
                                           President

                                   LENDERS:


                                        /s/ Robert H. Lessin
                                        --------------------
                                        Name:  RHL Ventures LLC

                                        /s/ Gerald R. Alderson
                                        ----------------------
                                        Name:  Gerald R. Alderson


                                        --------------
                                        Name:  Verus Group

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  SDK Investments LLC

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  Stephen Klein

                                        /s/ Marousa Dumaresq
                                        --------------------
                                        Name:  Marousa Dumaresq

                                        /s/ Keith Burant
                                        -----------------
                                        Name:  Stratosphere International Ltd.

                                        /s/ Jonathan Cohen
                                        ------------------
                                        Name:  Jonathan Cohen

                                  SCHEDULE I

                                    Lenders


Lender (Name/Address/Phone)
---------------------------

RHL Ventures LLC
c/o Wit SoundView Ventures
826 Broadway, 6/th/ Floor
New York, NY 10003
Attn:  Robert H. Lessin
212-253-4400
Email:  rlessin@witsoundview.com

Gerald Alderson
c/o Wattage Monitor
1100 Kietzke Lane
Reno, NV 89502
775-327-6000
Email:  galderson@wmonitor.com

Verus Group
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn:  Ajmal Khan, President
604-669-5930
Email:  princeajmalkhan@aol.com

SDK Investments LLC
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
Attn:  Stephen Klein
212-462-4662
Email:  sk@iballs.com

Stephen Klein
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
212-462-4662
Email:  sk@iballs.com

Marousa Dumaresq
1626 Drummond Drive
Vancouver, British Columbia
Canada V6T 1B6
604-685-3362
Email:  neechanz@direct.ca

Stratosphere International Ltd.
c/o Verus International Ltd.
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn: Joel Dumaresq
604-685-3362
Email:  neechanz@direct.ca

Jonathan Cohen
74 Old Church Road
Greenwich, CT 06830
212-253-5205
Email:  jcohen@witsoundview.com

                                   EXHIBIT A

                          Form of Warrant Certificate
                          ---------------------------


THIS WARRANT AND SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT OR SHARES ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.

EXERCISABLE ONLY ON OR AFTER THE DATE HEREOF AND ON OR PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON NOVEMBER 30, 2003.


          Warrants                                            Number ___________
                                                               Date ____________


                             WATTAGE MONITOR INC.

     This certifies that, for value received, Wattage Monitor Inc. (the "Company"), a Nevada corporation, has issued to _________________ (the "Holder") the number of Warrants (the "Warrants") specified above. Each Warrant initially entitles the Holder to purchase, subject to the provisions of this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of common stock of the Company, par value $.01 per share ("Common Stock"), at any time on or after the date hereof, and prior to 5:00 p.m. (New York City time) on _______, for an exercise price of $0.272 per Warrant (the "Exercise Price").

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of November 30, 2000 by and between the Company and the Holder. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Agreement.

     1.   Exercise of Warrants.  Subject to the provisions hereof and the
          --------------------
provisions of the Warrant Agreement, this Warrant Certificate may be exercised in whole or in part at any time from and after the date hereof and on or before November 30, 2003. Subject to the terms of the Warrant Agreement this Warrant Certificate shall be exercised by presentation and surrender hereof to the Company, either in person or as set forth in Section 9 of the Warrant Agreement, accompanied by (a) the Exercise Price, in cash and (b) a duly executed Warrant Exercise Form, the form of which is attached hereto.

     2.   Payment.  The Exercise Price for the purchase of the number of shares
          -------
of Common Stock shall be paid in United States dollars, by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company.

     3.   Reservation of Shares; Preservation of Rights of Holder.  The Company
          -------------------------------------------------------
hereby agrees that at all times it will maintain and reserve, free from pre-emptive rights, such number of authorized but unissued shares of Common Stock so that this Warrant Certificate may be exercised without additional authorization of shares of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock.

     4.   Adjustment of Exercise Price. (a) In the event that the Company
          ----------------------------
shall sell or issue shares of Common Stock at any time after the date of issuance of this Warrant and prior to its termination, or complete an initial public offering of its Common Stock (whichever shall occur first) at a consideration per share less than the Exercise Price, then the Exercise Price shall be adjusted to a new Exercise Price equal to the consideration per share received by the Company for such Common Stock.

          (b) If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price in effect at such time shall be decreased such that the aggregate number of Common Stock issuable upon exercise of this Warrant as of such record date shall be increased in proportion to such increase in outstanding shares.

          (c) If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price in effect at such time shall be increased such that the aggregate number of Common Stock issuable upon exercise of this Warrant as of such record date shall be decreased in proportion to such decrease in outstanding shares.

          (d) If, at any time after the date hereof, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares) or the consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any change in the Common Stock) shall be consummated, then this Warrant shall be exercisable after such reorganization, reclassification, consolidation, merger, sale or other disposition into the kind and number of shares of stock or other securities or property of the Company to which the holder of the number of shares of Common Stock (immediately prior to the time of such reorganization or reclassification) issuable upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 4 shall similarly apply to successive reorganizations or reclassifications.

          (e) Upon any adjustment to the Exercise Price hereunder, the number of Common Stock purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing (i) an amount equal to the product of (x) the number of Common Stock purchasable hereunder immediately prior to such adjustment multiplied by (y) the Exercise Price immediately prior to such adjustment, by (ii) the Exercise Price immediately after such adjustment.

          (f) All calculations under this Section 4 shall be made to the nearest one-thousandth of a cent ($.001) or to the nearest one-thousandth of a share, as the case may be.

          (g) Immediately upon any adjustment of the Exercise Price pursuant to the terms of this Section 4, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     5.   Transferability.  Subject to Section 12 of the Warrant Agreement, each
          ---------------
Warrant is transferable only in whole, so as to allow the Holder of each Warrant to purchase one (1) full shares of Common Stock. Warrants shall be transferable only on the books of the Company maintained at the principal office of the Company upon delivery of this Warrant Certificate, duly endorsed by the registered Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer.

     6.   Exchange of Warrants.  This Warrant Certificate is exchangeable, upon
          --------------------
the surrender hereof by the registered Holder at the principal office of the Company, for a new Warrant Certificate or Warrant Certificates entitling such registered Holder to purchase a like aggregate number of shares of Common Stock as this Warrant Certificate entitles such registered Holder to purchase. A registered Holder desiring to exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, this Warrant Certificate to be so exchanged. Thereupon, the Company shall deliver to the registered Holder a new Warrant Certificate or Warrant Certificates as so requested, in the name of such registered Holder, subject to the limitations provided in the Warrant Agreement. No fractional Warrant Certificate shall be issued and no new Warrant Certificate entitling the registered Holder thereof to purchase fractional shares will be issued.

     7.   Termination.  This Warrant Certificate, all rights conferred hereby
          -----------
and the Warrants issuable hereunder shall terminate at 5:00 p.m. New York City time on November 30, 2003. Any Warrants outstanding at such time shall be void and shall no longer be exercisable.

     8.   Governing Law.  This Warrant Certificate shall be governed by, and
          -------------
interpreted in accordance with, the laws of the State of New York, without regard to such state's internal conflicts of laws principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its duly authorized officer on this ____ day of _____________, 2000.

                                             WATTAGE MONITOR INC.


                                             By:____________________________
                                                Gerald R. Alderson
                                                President

                             Warrant Exercise Form
                             ---------------------


TO:  Wattage Monitor Inc.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase an aggregate of _______ shares of Common Stock of Wattage Monitor Inc., pursuant to Warrant No.____ heretofore issued on __________, 2000; (2) encloses an aggregate cash payment of $_________; and (3) requests that a certificate or certificates for the shares be issued in the name of the undersigned, or the undersigned's designee, and delivered to the undersigned, or the undersigned designee, at the address specified below.

     Date:                              ___________________________
     Holder's Name:                     ___________________________
     Taxpayer Identification Number:    ___________________________
     By:                                ___________________________
     Printed Name:                      ___________________________
     Title:                             ___________________________
     Address:                           ___________________________

                                        ___________________________

                                        ___________________________

     Cashless Exercise (Y or N)         _________

     Note: The above signature should correspond exactly with the signature set forth in the Warrant Agreement, with such other signature provided by the Holder pursuant to the Warrant Agreement, or with the signature of the assignee appearing in assignment form annexed hereto.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.